UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2012

TAL INTERNATIONAL GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-126317	20-1796526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manhattanville Road

Purchase, New York 10577-2135

(Address of Principal Executive Offices, including Zip Code)

Telephone: (914) 251-9000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 28, 2012, TAL International Group, Inc. issued a press release announcing a public secondary offering of its common stock by certain selling stockholders.  A copy of the press release is filed with this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.          Financial Statements and Exhibits.

(d)   Exhibits

99.1     Press release issued by TAL International Group, Inc. dated February 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAL International Group, Inc.

Dated: February 28, 2012	By:	/s/ John Burns
		Name:	John Burns
		Title:	Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION
99.1	Press Release issued by TAL International Group, Inc. on February 28, 2012 announcing a public secondary offering of its common stock by certain selling stockholders.